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                      SEI INSTITUTIONAL INVESTMENTS TRUST

                          Emerging Markets Equity Fund


                       Supplement Dated December 28, 2001
           to the Class A Shares Prospectus Dated September 30, 2001


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.


The Board of Trustees of SEI Institutional Investments Trust (the "Trust"), including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, voted to terminate Nicholas-Applegate Capital Management ("Nicholas-Applegate") as a Sub-Adviser to the Emerging Markets Equity Fund (the "Fund") at the Meeting of the Board of Trustees held on December 10, 2001. The Board determined to terminate Nicholas-Applegate based on an analysis of Nicholas-Applegate's investment process and performance as presented to the Board by SEI Investments Management Corporation, the Fund's Adviser. This termination does not require shareholder approval.


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The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE